Exhibit 10.2

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”), desires to become a holder of common shares (the “Shares”) of Yi Feng Holdings Ltd., a corporation organized under the laws of the Cayman Islands (the “Company”).

Accordingly, the Subscriber hereby agrees as follows:

1. Subscription.

a. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $[ ] per share (“Purchase Price”). This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Agreement. The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing.

b. The closing of the Subscription of Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance by the Company of a properly executed Signature Page to this Agreement; and (ii) receipt of all funds for the subscription of shares hereunder.

2. Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

a. A check, ACH debit transferor wire payment in the amount set forth on the Signature Page attached to this Agreement, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of Yi Feng Holdings Ltd.

b. This subscription shall be deemed to be accepted only when this Agreement has been signed by an authorized officer or agent of the Company, and the deposit of the payment of the purchase price for clearance will not be deemed an acceptance of this Agreement;

c. The Company shall have the right to reject this subscription, in whole or in part;

d. The payment of the Purchase Price (or, in the case of rejection of a portion of the subscriber’s subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest or deduction, if subscriber’s subscription is rejected in whole or in part or if the Offering is withdrawn or canceled;

e. Upon acceptance by the Company Subscriber shall receive notice and evidence of the digital entry (or other manner of record) of the number of the shares owned by subscriber reflected on the books and records of Company and verified by Company’s transfer agent (the “Transfer Agent”), which books and records shall bear a notation that the shares were sold in reliance upon the Registration Statement on Form F-1, as defined below.

3. Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

a. Such Subscriber acknowledges the public availability of the Company’s current prospectus (the “Prospectus”) which is made available in the Company’s Registration Statement on Form F-1 (File No._______), declared effective by the Securities and Exchange Commission on [ ], 2026. This Prospectus sets forth the terms and conditions of the offering of Shares (the “Offering”) and the risks associated therewith are described. Such Subscriber acknowledges that it has carefully reviewed the Prospectus, including the risk factors described therein, has relied solely upon the Prospectus and its own independent investigation in making its investment decision, and understands that an investment in the Shares involves substantial risks.

b. All information herein concerning the Subscriber is correct and complete as of the date hereof and as of the date of Closing.

c. Such subscriber has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement. Upon execution and delivery, this Agreement will be a valid and binding obligation of subscriber, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

d. If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

e. Subscriber acknowledges and agrees that there is a limited public market for the securities and Subscriber acknowledges that subscriber is able to bear the economic risk of losing subscriber’s entire investment in the securities. Subscriber also understands that an investment in Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of securities.

f. Subscriber understands that Company is subject to all the risks that apply to early-stage companies, whether or not those risks are explicitly set out in the Prospectus.

4. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

6. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subscription for the Shares and supersedes all prior discussions, negotiations, and agreements, whether written or oral, relating to such subscription.

SUBSCRIBER SIGNATURE

The undersigned, desiring to subscribe for the number of Shares of Yi Feng Holdings Ltd. (the “Company”) as is set forth below, acknowledges that he/she has received and understands the terms and conditions of the Agreement attached hereto and that he/she does hereby agree to all the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Date: ________________________________

Number of Shares:____________________________________________

Total Amount of Subscription (Shares x $[ ] per share): ______________________

Exact name(s) of Subscriber(s):_________________________________________

Signature of Subscriber: _______________________

Print Name: ______________________________

Address:__________________________________

City, State, Zip:_____________________________

Country:__________________________________

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